UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

ATYR PHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NAME & ADDRESS HERE You must use the 11-digit Control Number located in the box to vote via Internet, or to request proxy materials. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on May 11, 2026 at 9:00a.m. Pacific Time. This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice, Proxy Statement, Annual Report, and directions to attend the meeting are available at https://web.viewproxy.com/atyr/2026 If you want to receive a paper or email copy of these documents, you must request one by following the instructions on the reverse side of this Notice on or before April 28, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy. Important information regarding the availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice. CONTROL NUMBER STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Stockholders of ATYR PHARMA, INC.: The 2026 Annual Meeting of Stockholders of ATYR PHARMA, INC. will be held on May 11, 2026 at 9:00 a.m. Pacific Time. Notice is hereby given that the Annual Meeting of Stockholders of ATYR PHARMA, INC. will be held on May 11, 2026 at 9:00 a.m. Pacific Time at the offices of aTyr Pharma, Inc., 10240 Sorrento Valley Road, San Diego, CA 92121 for the following purposes: The Board recommends a vote “FOR” each of the Board of Directors’ nominees listed in Proposal 1 and “FOR” Proposals 2, 3, 4, and 5. 1. To elect three Class II directors, as nominated by the Company’s Board of Directors (the “Board of Directors”), to hold office until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified; 01. Eric Benevich 02. Timothy P. Coughlin 03. Jane A. Gross, Ph.D. 2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026; 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers; 4. To approve an amendment to the aTyr Pharma, Inc. 2015 Stock Option and Incentive Plan, as amended; 5. To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 170,000,000 to 340,000,000 shares; and 6. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Materials for this Annual Meeting and future meetings may be requested by one of the following methods: CONTROL NUMBER Internet Go to https://web.viewproxy.com/atyr/2026. Have the 11-digit Control Number available when you access the website and follow the instructions. Telephone Call 1-877-777-2857 Toll Free E-Mail By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. VOTING METHODS Via Internet prior to the Annual Meeting: Go to https://web.viewproxy.com/atyr/2026. Have your 11-digit Control Number available and follow the prompts. • Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Mail: Request a paper copy of the materials which includes Follow the instructions on the proxy a proxy card. card for voting by mail. Via Telephone: Call 1-866-402-3905 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.